UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)   March 27, 2006
RPM International Inc. 401(k) Trust and Plan
RPM International Inc. Union 401(k) Retirement Savings Trust and Plan

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14187	02-0642224

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code   (330) 273-5090

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 4.01 Changes in Registrant’s Certifying Accountant
(a) Effective March 27, 2006, RPM International Inc. 401(k) Trust and Plan and RPM International Inc. Union 401(k) Retirement Savings Trust and Plan (collectively, the “Plans”) received notification that their principal independent registered public accountant, Ciulla, Smith & Dale, LLP (“CS&D”), has declined to stand for re-election and the Plans have engaged a new auditor as described below.
CS&D’s reports on the Plans’ financial statements for each of the fiscal years ended December 31, 2004 and December 31, 2003 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2005 and December 31, 2004 and through the date of this Current Report on Form 8-K, there have been no disagreements between the Plans and CS&D on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CS&D, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. A letter from CS&D regarding its concurrence with these statements is attached as Exhibit 16.1 to this Form 8-K.
(b) Effective March 27, 2006, the Plans engaged SS&G Financial Services, Inc. (“SS&G”) as their principal independent registered public accountant for fiscal 2005.
There were no consultations during the fiscal years ended December 31, 2005 and December 31, 2004 and through the date of this Current Report on Form 8-K by the Plans with SS&G regarding (1) the application of accounting principles to any transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Plans’ financial statements; or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
The decision to engage SS&G was approved by RPM International Inc.’s Audit Committee.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

16.1	Letter from Ciulla, Smith & Dale, LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc. 401(k) Trust and Plan RPM International Inc. Union 401(k) Retirement Savings Trust and Plan

Date March 30, 2006
/s/ Janeen Kastner

Janeen Kastner Director of Human Resources and Administration

Exhibit Index

Exhibit No.	Description

16.1	Letter from Ciulla, Smith & Dale, LLP